ibbotson ETF| allocation series

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

SUPPLEMENT DATED MARCH 16, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2008

The following information amends the information found in the Interested Trustee table on page 14.

As of March 10, 2009, W. Robert Alexander resigned from his position as Trustee of the Financial Investors Variable Insurance Trust (the “Trust”), as a member of each committee of the Trust on which he served, and as Chairman of the Board of Trustees.  On March 10, 2009, Thomas A. Carter was appointed as an Interested Trustee of the Trust, as a member of the Executive Committee, and as Chairman of the Board of Trustees.

The biographical information about Mr. Alexander is hereby deleted and the following information about Mr. Carter is inserted in its place:

INTERESTED TRUSTEES

Name, Address, and Age	Position with the Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held By Trustee
Thomas A. Carter (43)	Chairman	Since March 10, 2009	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. and Director of ALPS and ALPS Holdings, Inc. Because of his position with ALPS, ADI and AAI, Mr. Carter is deemed an affiliate of the Portfolio as defined under the 1940 Act.	6	Mr. Carter is also a member of the Board of Trustees of the ALPS ETF Trust.

The following information amends the information found in the Standing Board Committees section on page 19.

Members of the Executive Committee are currently Messrs. Carter (Chairperson), Swanson, and Wentsel.

Mr. Alexander no longer serves on the Executive Committee.